UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 11, 2009

AM OIL RESOURCES & TECHNOLOGY INC.
(Formerly Aventerra Explorations, Inc.)
(Exact name of registrant as specified in its charter)

NEVADA	000-53665
(State or other jurisdiction of incorporation)	(Commission File No.)

27240 Turnberry Lane, Suite 200
Valencia, California 91355
(Address of principal executive offices and Zip Code)

800-646-6570
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 5.02      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS

     On May 11, 2009, Anthony K. Miller was appointed to our board of directors. From November 25, 2008 to February 24, 2009 Mr. Miller was a member of our board of directors and was our president, principal financial officer, principal accounting officer, treasurer, and principal executive officer. Since July 2008 Anthony Miller has been the CEO and Chairman of AM Oil Resources & Technology Inc., a company that has patented oil recovery technologies based in Valencia, California. Since August 2004, Mr. Miller has been the Chairman of the Board and CEO of Fire Mountain Beverage Company, a publicly traded company based in Valencia, California; symbol (FBVC.PK). Fire Mountain Beverage Company bottles, develops, markets, sells, and distributes branded purified, spring water and oxygenated-vitamin-flavored water beverages and co-packs and markets a wide range of beverages. Since June 2001, Mr. Miller has served as Director of Winmax Trading Group-WNMX: OTC.PK (Orlando Florida/ Calgary Alberta Canada). Winmax is engaged in the business of Mobile Marketplace Management, offering a managed suite of mobile content services. Mr. Miller has also held the following positions with public companies: 1996-2003 was President and Director of U.S. Crude Ltd. located in Redlands, CA; 1999-2000 was President and Director of The Cyber Group Network Corp. in San Bernardino, CA; and, 2000-2001 was Director of Southern States Power Co. in Riverside, CA.

     During the past five years, Mr. Miller has not been the subject of the following events:

*	Any bankruptcy petition filed by or against any business of which Mr. Miller was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

*	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding.

*

An order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting Mr. Miller’s involvement in any type of business, securities or banking activities.

*

Found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Future Trading Commission to have violated a federal or state securities or commodity law, and the judgment has not been reversed, suspended or vacated.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 21st day of May 2009.

AM OIL RESOURCES & TECHNOLOGY INC.

BY: KEITH JOHNSON
Keith Johnson
President, Principal Executive Officer, Treasurer,
Principal Financial Officer, Principal Accounting
Officer and a member of the Board of Directors